                              EXHIBIT 99.4

Christopher Celentino, State Bar # 131688
Luce, Forward, Hamilton & Scripps, LLP
600 West Broadway, Suite 2600
San Diego, CA  92101
Attorney for Debtor-In-Possession

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF CALIFORNIA


In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CASE NUMBER: 01-00110-JM11
CHAPTER 11
DEBTOR-IN-POSSESSION MONTHLY OPERATING REPORT
FOR THE MONTH OF: APRIL 2001

TO:      THE HONORABLE JUDGE MYERS
         UNITED STATES BANKRUPTCY JUDGE

         The Debtor-In-Possession hereby files its Monthly Operating Report pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 cases.

DATED: May 17, 2001
                                           s/ Christopher Celentino
                                           ---------------------------------
                                           Attorney for Debtor-In-Possession

------------------------------------------------------------------------
                       UNITED STATES DEPARTMENT OF JUSTICE
                       OFFICE OF THE UNITED STATES TRUSTEE
                         SOUTHERN DISTRICT OF CALIFORNIA
------------------------------------------------------------------------


In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CHAPTER 11 (BUSINESS)
CASE NO. 01-00110-JM11
OPERATING REPORT NO. 4
FOR THE MONTH ENDING: APRIL 30, 2001

                       I. CASH RECEIPTS AND DISBURSEMENTS
                             A. (GENERAL ACCOUNT *)

--------------------------------------------------------------------------------------- ---------------------
1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                                         3,420,787.53
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                              3,708,574.82
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
3. BEGINNING BALANCE                                                                            (287,787.29)
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
4. RECEIPTS DURING CURRENT PERIOD
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
         ACCOUNTS RECEIVABLE - PRE-FILING                                                               0.00
--------------------------------------------------------------------------------------- ---------------------
         ACCOUNTS RECEIVABLE - POST-FILING                                                              0.00
--------------------------------------------------------------------------------------- ---------------------
         GENERAL SALES                                                                          1,114,608.83
--------------------------------------------------------------------------------------- ---------------------
         OTHER (SPECIFY) Advanced ticket sales, Mexico mgmnt fees                                  94,063.42
--------------------------------------------------------------------------------------- ---------------------
         OTHER ** (SPECIFY)                                                                             0.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
                                            TOTAL RECEIPTS THIS PERIOD                          1,208,672.25
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
5. BALANCE:                                                                                       920,884.96
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                              1,444,067.47
--------------------------------------------------------------------------------------- ---------------------
         (Total from Page 2)
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
7. ENDING BALANCE                                                                               (523,182.51)
--------------------------------------------------------------------------------------- ---------------------

------------------------------------------------------- -----------------------------------------------------
8.  GENERAL ACCOUNT NUMBER                              07007494381
------------------------------------------------------- -----------------------------------------------------
    DEPOSITORY NAME AND LOCATION                        Union Bank of California
-------------------------------------------------------------------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
-------------------------------------------------------------------------------------------------------------

* ALL RECEIPTS MUST BE DEPOSITED INTO THE GENERAL ACCOUNT

** INCLUDE THE RECEIPTS FROM THE SALE OF ANY REAL OR PERSONAL PROPERTY OUT OF THE ORDINARY COURSE OF BUSINESS; ATTACH AN EXHIBIT SPECIFYING WHAT WAS SOLD, TO WHOM, TERMS, AND DATE OF COURT ORDER OR REPORT OF SALE.

           TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)

----------------------------------------------------------------------------------------------------------------
   DATE      CHECK #             PAYEE                    PURPOSE               AMOUNT
----------------------------------------------------------------------------------------------------------------
  CHECKS
----------------------------------------------------------------------------------------------------------------
  4/4/01      16444    MGM Films                 Film Rental                        1,770.68
----------------------------------------------------------------------------------------------------------------
  4/6/01      16445    A&B Carpet cleaning       Maintenance                        8,371.25
----------------------------------------------------------------------------------------------------------------
  4/6/01      16446    Void                                                                -
----------------------------------------------------------------------------------------------------------------
  4/6/01      16447    American Express          Movie Ad mylars                      610.90
----------------------------------------------------------------------------------------------------------------
  4/6/01      16448    AON Risk Services         Insurance                            514.00
----------------------------------------------------------------------------------------------------------------
  4/6/01      16449    Best Access System        Maintenance                            4.86
----------------------------------------------------------------------------------------------------------------
  4/6/01      16450    C.A.P.S.                  Alarm Monitoring                      75.00
----------------------------------------------------------------------------------------------------------------
  4/6/01      16451    City Of Riverside         Utilities                         11,263.44
----------------------------------------------------------------------------------------------------------------
  4/6/01      16452    City Of San Bernardino    SB Trash                             561.00
----------------------------------------------------------------------------------------------------------------
  4/6/01      16453    Continental Stock         Outside Services                     553.47
                       Transfer
----------------------------------------------------------------------------------------------------------------
  4/6/01      16454    James Cowan               Security                             994.37
----------------------------------------------------------------------------------------------------------------
  4/6/01      16455    DC Electronics            Alarm Monitoring                     215.00
----------------------------------------------------------------------------------------------------------------
  4/6/01      16456    De Lage Landen            Phone systems                         69.09
----------------------------------------------------------------------------------------------------------------
  4/6/01      16457    Eastern Municipal Water   Utilities                            100.16
                       Dist
----------------------------------------------------------------------------------------------------------------
  4/6/01      16458    Emeritus Comm             Telephone                            736.43
----------------------------------------------------------------------------------------------------------------
  4/6/01      16459    Gold Medal Products       Repairs & Maintenance                 24.77
----------------------------------------------------------------------------------------------------------------
  4/6/01      16460    The Guardian              Insurance                          1,685.20
----------------------------------------------------------------------------------------------------------------
  4/6/01      16461    Indep Marketing Edge      Dues & Subscription                  147.50
----------------------------------------------------------------------------------------------------------------
  4/6/01      16462    Inland Empire Glass       Repairs & Maintenance                125.00
----------------------------------------------------------------------------------------------------------------
  4/6/01      16463    Janitorial Maint          Janitorial Maintenance            14,132.00
----------------------------------------------------------------------------------------------------------------
  4/6/01      16464    JLA Credit                Trash compactor lease                369.58
----------------------------------------------------------------------------------------------------------------
  4/6/01      16465    AM LaSalle Electric       Repairs & Maintenance                137.75
----------------------------------------------------------------------------------------------------------------
  4/6/01      16466    Kombiz Lavasany           Reimbursement                        155.62
----------------------------------------------------------------------------------------------------------------
  4/6/01      16467    Los Angeles Times         Corp Paper                            18.00
----------------------------------------------------------------------------------------------------------------
  4/6/01      16468    Manulife Financial        401k                               1,808.48
----------------------------------------------------------------------------------------------------------------
  4/6/01      16469    National Envior Waste     Trash MG18                         2,520.45
----------------------------------------------------------------------------------------------------------------
  4/6/01      16470    National Screen Service   Advertising                           59.46
----------------------------------------------------------------------------------------------------------------
  4/6/01      16471    Pacific Bell              Telephone                          1,433.58
----------------------------------------------------------------------------------------------------------------
  4/6/01      16472    Paramount Pictures        Co Op Advertising                     25.00
----------------------------------------------------------------------------------------------------------------
  4/6/01      16473    Patricia Crotts           Gift Cert reimburse                   34.00
----------------------------------------------------------------------------------------------------------------
  4/6/01      16474    Practical Automation      Repairs & Maintenance                548.00
----------------------------------------------------------------------------------------------------------------
  4/6/01      16475    Proctor Companies         Repairs & Maintenance                 55.92
                                                 Concess
----------------------------------------------------------------------------------------------------------------
  4/6/01      16476    Pure Flo Water            Corp Water                            22.60
----------------------------------------------------------------------------------------------------------------
  4/6/01      16477    Reel Source               Outside Services                     350.00
----------------------------------------------------------------------------------------------------------------
  4/6/01      16478    SDG&E                     Utilities                         14,820.81
----------------------------------------------------------------------------------------------------------------
  4/6/01      16479    Sky Courier               Film Transport                        54.60
----------------------------------------------------------------------------------------------------------------
  4/6/01      16480    Solomon Friedman          Co Op Advertising                     59.62
----------------------------------------------------------------------------------------------------------------
  4/6/01      16481    Southern California       Utilities                         18,437.76
                       Edison
----------------------------------------------------------------------------------------------------------------
  4/6/01      16482    Staples                   Office Supplies                      280.34
----------------------------------------------------------------------------------------------------------------
  4/6/01      16483    Structural Termite &      Maintenance                          480.00
                       Pest
----------------------------------------------------------------------------------------------------------------
  4/6/01      16484    Verizon California        Telephone                            290.60
----------------------------------------------------------------------------------------------------------------
  4/6/01      16485    Waxie Sanitary Supply     Janitorial Supplies                  158.56
----------------------------------------------------------------------------------------------------------------
  4/6/01      16486    West Coast Products       Repairs and Maintenance              149.50
----------------------------------------------------------------------------------------------------------------
  4/6/01      16487    Sony Picture Classics     Co Op Advertising                     46.00
----------------------------------------------------------------------------------------------------------------


                                                                Page 3 of 16

----------------------------------------------------------------------------------------------------------------
  4/6/01      16488    Airgas                    Concessions                          123.60
----------------------------------------------------------------------------------------------------------------
  4/6/01      16489    Heritage Foods            Concessions                          785.18
----------------------------------------------------------------------------------------------------------------
  4/6/01      16490    Airborne Express          Film Transport                       361.40
----------------------------------------------------------------------------------------------------------------
  4/9/01      16491    Media Tech Source         Projection Supplies                  416.49
----------------------------------------------------------------------------------------------------------------
  4/9/01      16492    Airborne Express          Film Transport                       195.00

----------------------------------------------------------------------------------------------------------------
  4/10/01     16493    Bill & Vivian Becker      Repairs & Maintenance                596.00
----------------------------------------------------------------------------------------------------------------
  4/12/01     16494    Frank Sidley              Gift Cert reimburse                   41.00
----------------------------------------------------------------------------------------------------------------
  4/12/01     16495    Van Asch Janitorial       Janitorial Maintenance               937.90
----------------------------------------------------------------------------------------------------------------
  4/12/01     16496    MGM Films                 Film Rental                       17,322.82
----------------------------------------------------------------------------------------------------------------
  4/13/01     16497    Otis Spunkmeyer           Concessions                          212.50
----------------------------------------------------------------------------------------------------------------
  4/13/01     16498    Coronado Island Marriott  Gift Cert reimburse                  194.00
----------------------------------------------------------------------------------------------------------------
  4/13/01     16499    Juan Mendez               Gift Cert reimburse                   22.50
----------------------------------------------------------------------------------------------------------------
  4/13/01     16500    Manulife Financial        401k                               2,596.71
----------------------------------------------------------------------------------------------------------------
  4/13/01     16501    Scripps Health            Gift Cert reimburse                  160.00
----------------------------------------------------------------------------------------------------------------
  4/13/01     16502    MGM Films                 Film Rental                        2,373.81
----------------------------------------------------------------------------------------------------------------
  4/18/01     16503    MGM Films                 Film Rental                        6,200.17
----------------------------------------------------------------------------------------------------------------
  4/19/01     16504    A&B Carpet cleaning       Maintenance                        2,280.45
----------------------------------------------------------------------------------------------------------------
  4/19/01     16505    Airborne Express          Film Transport                       156.00
----------------------------------------------------------------------------------------------------------------
  4/19/01     16506    Armored Transport         Cash Transport                       660.00
----------------------------------------------------------------------------------------------------------------
  4/19/01     16507    Blytheco                  Computer Maintenance                 225.00
----------------------------------------------------------------------------------------------------------------
  4/19/01     16508    Brake Water System        Film Transport                     1,182.00
----------------------------------------------------------------------------------------------------------------
  4/19/01     16509    City Clerk                Licenses                             735.13
----------------------------------------------------------------------------------------------------------------
  4/19/01     16510    City of Oceanside         Utilities                          1,653.31
----------------------------------------------------------------------------------------------------------------
  4/19/01     16511    City Of Riverside         Utilities                         12,376.59
----------------------------------------------------------------------------------------------------------------
  4/19/01     16512    City Of San Bernardino    Security                           1,212.12
----------------------------------------------------------------------------------------------------------------
  4/19/01     16513    Dept of Industrial        Licenses and Permits               2,610.00
                       Relations
----------------------------------------------------------------------------------------------------------------
  4/19/01     16514    Eastern Municipal Water   Utilities                            184.88
                       Dist
----------------------------------------------------------------------------------------------------------------
  4/19/01     16515    Don Harnois               Reimbursement                        321.75
----------------------------------------------------------------------------------------------------------------
  4/19/01     16516    Inland Lighting Supplies  Operating Supplies                   153.84
----------------------------------------------------------------------------------------------------------------
  4/19/01     16517    Murphy's Printing         Office Supplies                    7,206.53
----------------------------------------------------------------------------------------------------------------
  4/19/01     16518    North County Times        Advertising                        4,796.08
----------------------------------------------------------------------------------------------------------------
  4/19/01     16519    Pacific Bell              Telephone                            656.51
----------------------------------------------------------------------------------------------------------------
  4/19/01     16520    Paramount Pictures        Co Op Advertising                    773.00
----------------------------------------------------------------------------------------------------------------
  4/19/01     16521    The Press Enterprise      Advertising                       17,600.31
----------------------------------------------------------------------------------------------------------------
  4/19/01     16522    Prudential                Insurance                          5,099.37
----------------------------------------------------------------------------------------------------------------
  4/19/01     16523    Prudential                Insurance                            632.44
----------------------------------------------------------------------------------------------------------------
  4/19/01     16524    San Bernardino County Sun Advertising                        8,205.13
----------------------------------------------------------------------------------------------------------------
  4/19/01     16525    Sky Courier               Film Transport                        36.40
----------------------------------------------------------------------------------------------------------------
  4/19/01     16526    Southern California       Utilities                         13,678.18
                       Edison
----------------------------------------------------------------------------------------------------------------
  4/19/01     16527    Structural Termite &      Maintenance                          255.00
                       Pest
----------------------------------------------------------------------------------------------------------------
  4/19/01     16528    Union Tribune             Advertising                          755.20
----------------------------------------------------------------------------------------------------------------
  4/19/01     16529    United Handicap Assembled Office Supplies                      203.18
----------------------------------------------------------------------------------------------------------------
  4/19/01     16530    Waxie Sanitary Supply     Janitorial Supplies                5,231.11
----------------------------------------------------------------------------------------------------------------
  4/19/01     16531    Western Municipal Water   Utilities                            338.69
----------------------------------------------------------------------------------------------------------------
  4/19/01     16532    Airgas                    Concessions                           50.00
----------------------------------------------------------------------------------------------------------------
  4/23/01     16533    CinemaStar Luxury         Petty Cash                           611.88
----------------------------------------------------------------------------------------------------------------




                                                                Page 4 of 16


----------------------------------------------------------------------------------------------------------------
                       Theaters
----------------------------------------------------------------------------------------------------------------
  4/27/01     16534    Airborne Express          Film Transport                       382.20
----------------------------------------------------------------------------------------------------------------
  4/27/01     16535    California Choice Benefit Emp. Benefits                      1,600.00
----------------------------------------------------------------------------------------------------------------
  4/27/01     16536    Inland Lighting Supplies  Operating Supplies                   378.40
----------------------------------------------------------------------------------------------------------------
  4/27/01     16537    Manulife Financial        401k                               1,173.69
----------------------------------------------------------------------------------------------------------------
  4/27/01     16538    Sky Courier               Film Transport                       127.40
----------------------------------------------------------------------------------------------------------------
  4/27/01     16539    MGM Films                 Film Rental                        7,444.19
----------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                     217,795.39
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
WIRE TRANSFERS
----------------------------------------------------------------------------------------------------------------
   4-Apr       176     20th Century Fox          Film Rental                        1,146.46
----------------------------------------------------------------------------------------------------------------
   4-Apr       177     Buena Vista               Film Rental                        3,197.35
----------------------------------------------------------------------------------------------------------------
   4-Apr       178     Dreamworks                Film Rental                        6,274.58
----------------------------------------------------------------------------------------------------------------
   4-Apr       179     Miramax                   Film Rental                        3,376.51
----------------------------------------------------------------------------------------------------------------
   4-Apr       180     Newline                   Film Rental                        3,525.47
----------------------------------------------------------------------------------------------------------------
   4-Apr       181     Paramount                 Film Rental                       21,867.77
----------------------------------------------------------------------------------------------------------------
   4-Apr       182     Sony Classics             Film Rental                        2,430.46
----------------------------------------------------------------------------------------------------------------
   4-Apr       183     USA/Gramercy              Film Rental                        2,308.73
----------------------------------------------------------------------------------------------------------------
   4-Apr       184     Warner                    Film Rental                       28,700.01
----------------------------------------------------------------------------------------------------------------
               185     March [Concession pmt]                                      -
----------------------------------------------------------------------------------------------------------------
   5-Apr       186     Pepsi                     Concessions                        2,291.25
----------------------------------------------------------------------------------------------------------------
   5-Apr       187     Metro                     Concessions                        5,465.69
----------------------------------------------------------------------------------------------------------------
   9-Apr       188     Bay Park Moving           UV10 Moving                        6,224.50
----------------------------------------------------------------------------------------------------------------
   9-Apr       189     Sky Trucking              UV10 Moving                        1,500.00
----------------------------------------------------------------------------------------------------------------
   9-Apr       190     J&S Leasing               UV10 Moving                        2,800.00
----------------------------------------------------------------------------------------------------------------
  11-Apr       191     20th Century Fox          Film Rental                        3,264.15
----------------------------------------------------------------------------------------------------------------
  11-Apr       192     Buena Vista               Film Rental                        1,483.27
----------------------------------------------------------------------------------------------------------------
  11-Apr       193     Dreamworks                Film Rental                        3,287.13
----------------------------------------------------------------------------------------------------------------
  11-Apr       194     Miramax                   Film Rental                        2,214.67
----------------------------------------------------------------------------------------------------------------
  11-Apr       195     Newline                   Film Rental                        1,387.06
----------------------------------------------------------------------------------------------------------------
  11-Apr       196     Paramount                 Film Rental                       10,875.31
----------------------------------------------------------------------------------------------------------------
  11-Apr       197     Sony Classics             Film Rental                        3,466.82
----------------------------------------------------------------------------------------------------------------
  11-Apr       198     Gramercy                  Film Rental                        1,920.08
----------------------------------------------------------------------------------------------------------------
  11-Apr       199     Warner Bros.              Film Rental                       12,443.45
----------------------------------------------------------------------------------------------------------------
  13-Apr       200     Sony Columbia             Film Rental                        4,909.00
----------------------------------------------------------------------------------------------------------------
  13-Apr       201     Universal                 Film Rental                      112,452.69
----------------------------------------------------------------------------------------------------------------
  13-Apr       202     Warner                    Film Rental                       25,516.84
----------------------------------------------------------------------------------------------------------------
  13-Apr       203     20th Century Fox          Film Rental                      205,291.44
----------------------------------------------------------------------------------------------------------------
  13-Apr       204     Buena Vista               Film Rental                       97,047.07
----------------------------------------------------------------------------------------------------------------
  13-Apr       205     Dreamworks                Film Rental                        6,174.00
----------------------------------------------------------------------------------------------------------------
  13-Apr       206     Miramax                   Film Rental                       36,894.36
----------------------------------------------------------------------------------------------------------------
  13-Apr       207     Newline                   Film Rental                        6,766.68
----------------------------------------------------------------------------------------------------------------
  13-Apr       208     Paramount                 Film Rental                       96,166.47
----------------------------------------------------------------------------------------------------------------
  13-Apr       209     Metro                     Concessions                        8,139.67
----------------------------------------------------------------------------------------------------------------
  13-Apr       210     Pepsi                     Concessions                        3,097.92
----------------------------------------------------------------------------------------------------------------
  13-Apr       211     Metro                     Concessions                       32,000.00
----------------------------------------------------------------------------------------------------------------
   6-Apr       212     Sony [deposit for Joe     Film Rental                       25,500.00
                       Dirt]
----------------------------------------------------------------------------------------------------------------
  18-Apr       213     VSP                       Emp. Benefit                         505.00
----------------------------------------------------------------------------------------------------------------
  18-Apr       214     California Choice Benefit Insurance                          8,100.00
----------------------------------------------------------------------------------------------------------------
  18-Apr       215     20th Century Fox          Film Rental                       11,253.68
----------------------------------------------------------------------------------------------------------------


                                                                Page 5 of 16

----------------------------------------------------------------------------------------------------------------
  18-Apr       216     Buena Vista               Film Rental                          681.38
----------------------------------------------------------------------------------------------------------------
  18-Apr       217     Dreamworks                Film Rental                        1,626.89
----------------------------------------------------------------------------------------------------------------
  18-Apr       218     Miramax                   Film Rental                       32,017.98
----------------------------------------------------------------------------------------------------------------
  18-Apr       219     Newline                   Film Rental                          638.85
----------------------------------------------------------------------------------------------------------------
  18-Apr       220     Paramount Classics        Film Rental                          346.91
----------------------------------------------------------------------------------------------------------------
  18-Apr       221     Paramount                 Film Rental                        8,288.04
----------------------------------------------------------------------------------------------------------------
  18-Apr       222     Sony Classics             Film Rental                        2,386.04
----------------------------------------------------------------------------------------------------------------
  18-Apr       223     Gramercy                  Film Rental                        2,222.70
----------------------------------------------------------------------------------------------------------------
  18-Apr       224     Warner Bros.              Film Rental                        5,379.97
----------------------------------------------------------------------------------------------------------------
  18-Apr       225     Pepsi                     Concessions                        4,288.22
----------------------------------------------------------------------------------------------------------------
  18-Apr       226     Metro                     Concessions                        8,615.38
----------------------------------------------------------------------------------------------------------------
  26-Apr       227     20th Century Fox          Film Rental                        5,468.01
----------------------------------------------------------------------------------------------------------------
  26-Apr       228     Buena Vista               Film Rental                        3,855.14
----------------------------------------------------------------------------------------------------------------
  26-Apr       229     Dreamworks                Film Rental                          142.80
----------------------------------------------------------------------------------------------------------------
  26-Apr       230     Miramax                   Film Rental                       31,672.95
----------------------------------------------------------------------------------------------------------------
  26-Apr       231     Newline                   Film Rental                       22,024.79
----------------------------------------------------------------------------------------------------------------
  26-Apr       232     Paramount                 Film Rental                       32,113.57
----------------------------------------------------------------------------------------------------------------
  26-Apr       233     Sony Classics             Film Rental                        1,866.91
----------------------------------------------------------------------------------------------------------------
  26-Apr       234     Gramercy/USA              Film Rental                        1,895.70
----------------------------------------------------------------------------------------------------------------
  26-Apr       235     Warner                    Film Rental                       19,980.54
----------------------------------------------------------------------------------------------------------------
  23-Apr       236     Warner (advance on        Film Rental                       20,000.00
                       "Driven")
----------------------------------------------------------------------------------------------------------------
  26-Apr       237     Metro                     Concessions                        8,456.36
----------------------------------------------------------------------------------------------------------------
  26-Apr       238     Pepsi                     Concessions                        3,234.19
----------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                   1,028,468.86
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
DIRECT DEBITS TO UNION BANK OF CALIFORNIA ACCT # 0700494381
----------------------------------------------------------------------------------------------------------------
   9-Apr               Bank Charges                                                    21.00
----------------------------------------------------------------------------------------------------------------
  25-Apr               Trf - pmt of State Tax                                       9,799.00
----------------------------------------------------------------------------------------------------------------
  25-Apr               Bank Charges                                                   557.67
----------------------------------------------------------------------------------------------------------------
  30-Apr               Credit Card Fees                                             2,500.05
----------------------------------------------------------------------------------------------------------------
  30-Apr               Merchant Deposit Adjustments                                   -74.50
----------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                      12,803.22
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TRANSFERS TO PAYROLL ACCOUNT
----------------------------------------------------------------------------------------------------------------
   5-Apr               UBOC Acct. # 07007494365  April 13 Payroll Run              85,000.00
----------------------------------------------------------------------------------------------------------------
  10-Apr               UBOC Acct. # 07007494365  April 13 Payroll Run              15,000.00
----------------------------------------------------------------------------------------------------------------
  27-Apr               UBOC Acct. # 07007494365  April 27 Payroll Run              85,000.00
----------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                     185,000.00
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE DISBURSEMENTS                                                               1,444,067.47
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

                              B. (PAYROLL ACCOUNT)

--------------------------------------------------------------------------------------- ---------------------
1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS                                           575,535.93
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS                                645,132.16
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
3. BEGINNING BALANCE                                                                             (67,071.01)
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
4. RECEIPTS DURING CURRENT PERIOD                                                                 185,000.00
--------------------------------------------------------------------------------------- ---------------------
         TRANSFERRED FROM GENERAL ACCOUNT
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
5. BALANCE:                                                                                       117,928.99
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                                178,245.63
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
7. ENDING BALANCE                                                                                (60,316.64)
--------------------------------------------------------------------------------------- ---------------------


------------------------------------------------------- -----------------------------------------------------
8.  PAYROLL ACCOUNT NUMBER                              07007494365
------------------------------------------------------- -----------------------------------------------------
    DEPOSITORY NAME AND LOCATION                        Union Bank of California
-------------------------------------------------------------------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
-------------------------------------------------------------------------------------------------------------

           TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)

----------------------------------------------------------------------------------------------------------------------------
APRIL 13, 2001 PAYROLL RUN - SUMMARY OF EXPENSE
----------------------------------------------------------------------------------------------------------------------------
                 Wages Earned - Normal Recurring                                                    58,932.93
----------------------------------------------------------------------------------------------------------------------------
                 Wages Earned - Adjustments & Voids                                                  2,125.46
----------------------------------------------------------------------------------------------------------------------------
                 Wage Garnishments                                                                      27.23
----------------------------------------------------------------------------------------------------------------------------
                 Federal Income Taxes                                                                7,645.31
----------------------------------------------------------------------------------------------------------------------------
                 Social Security                                                                     9,609.35
----------------------------------------------------------------------------------------------------------------------------
                 Medicare                                                                            2,247.25
----------------------------------------------------------------------------------------------------------------------------
                 State Unemployment Taxes - Employer                                                 1,483.50
----------------------------------------------------------------------------------------------------------------------------
                 Federal Unemployment Taxes                                                            382.84
----------------------------------------------------------------------------------------------------------------------------
                 State Unemployment Taxes - Employee                                                   697.48
----------------------------------------------------------------------------------------------------------------------------
                 State Income Taxes                                                                  1,474.29
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    84,625.64
----------------------------------------------------------------------------------------------------------------------------
April 13, 2001 Payroll Run - Summary of Disbursements
----------------------------------------------------------------------------------------------------------------------------
                 ADP Checks Issued [Net salary, plus tax, less manual]                              82,500.18
----------------------------------------------------------------------------------------------------------------------------
                 Manual Checks, etc.                                                                 2,125.46
----------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL                                                     84,625.64
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
APRIL 27, 2001 PAYROLL RUN - SUMMARY OF EXPENSE
----------------------------------------------------------------------------------------------------------------------------
                 Wages Earned - Normal Recurring                                                    65,519.81
----------------------------------------------------------------------------------------------------------------------------
                 Wages Earned - Adjustments & Voids                                                    952.19
----------------------------------------------------------------------------------------------------------------------------
                 Wage Garnishments                                                                      27.23
----------------------------------------------------------------------------------------------------------------------------
                 Federal Income Taxes                                                                8,418.97
----------------------------------------------------------------------------------------------------------------------------
                 Social Security                                                                    10,620.65
----------------------------------------------------------------------------------------------------------------------------
                 Medicare                                                                            2,483.89
----------------------------------------------------------------------------------------------------------------------------
                 State Unemployment Taxes - Employer                                                 1,699.00
----------------------------------------------------------------------------------------------------------------------------
                 Federal Unemployment Taxes                                                            438.45
----------------------------------------------------------------------------------------------------------------------------
                 State Unemployment Taxes - Employee                                                   770.84
----------------------------------------------------------------------------------------------------------------------------
                 State Income Taxes                                                                  1,490.32
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    92,421.35
----------------------------------------------------------------------------------------------------------------------------
April 27, 2001 Payroll Run - Summary of Disbursements
----------------------------------------------------------------------------------------------------------------------------
                 ADP Checks Issued [Net salary, plus tax, less manual]                              91,469.17
----------------------------------------------------------------------------------------------------------------------------
                 Manual Checks Issued                                                                  952.19
----------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL                                                     92,421.36
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                 Bank and ADP charges and fees                                                       1,198.63      1,198.63
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TOTAL PAYROLL ACCOUNT DISBURSEMENTS                                                                              178,245.63
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

                                B. (TAX ACCOUNT)

--------------------------------------------------------------------------------------- ---------------------
1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS                                                25,000.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS                                     24,903.29
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
3. BEGINNING BALANCE                                                                                   96.71
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
4. RECEIPTS DURING CURRENT PERIOD
--------------------------------------------------------------------------------------- ---------------------
         TRANSFERRED FROM GENERAL ACCOUNT                                                          15,000.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
5. BALANCE:                                                                                        15,096.71
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
--------------------------------------------------------------------------------------- ---------------------
Date: 2/23/01, To: CA State Board of Equalization                                                   9,799.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
                                                       TOTAL DISBURSEMENTS THIS PERIOD              9,799.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
7. ENDING BALANCE                                                                                   5,297.71
--------------------------------------------------------------------------------------- ---------------------


------------------------------------------------------- -----------------------------------------------------
8.  TAX ACCOUNT NUMBER                                  02180038712
------------------------------------------------------- -----------------------------------------------------
    DEPOSITORY NAME AND LOCATION                        Union Bank of California
------------------------------------------------------- -----------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------


                                            D. SUMMARY SCHEDULE OF CASH

--------------------------------------------------------------------------------------- ---------------------
ENDING BALANCE FOR PERIOD
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
         GENERAL ACCOUNT                                                                        (523,182.51)
--------------------------------------------------------------------------------------- ---------------------
         PAYROLL ACCOUNT                                                                         (60,316.64)
--------------------------------------------------------------------------------------- ---------------------
         TAX ACCOUNT                                                                                5,297.71
--------------------------------------------------------------------------------------- ---------------------
         OTHER ACCOUNTS *:                                                                      1,388,517.83
--------------------------------------------------------------------------------------- ---------------------
         OTHER MONIES *:                                                                                0.00
--------------------------------------------------------------------------------------- ---------------------
         PETTY CASH **                                                                                  0.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
TOTAL CASH AVAILABLE                                                                              810,316.39
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------

* SPECIFY THE FUND AND THE TYPE OF HOLDING (I.E., CD, SAVINGS ACCOUNT, INVESTMENT SECURITIES, ETC.) AND THE DEPOSITORY NAME, LOCATION, AND ACCOUNT NUMBER

** ATTACH EXHIBIT ITEMIZING ALL PETTY CASH TRANSACTIONS

NOTE: ATTACH COPIES OF ALL MONTHLY ACCOUNTS FROM FINANCIAL INSTITUTIONS FOR EACH ACCOUNT

                  OTHER ACCOUNTS (SUPPLEMENT TO SCHEDULE I.D.)

---------------------------------------------------------------- --------------------- ----------------------
BANK / ACCOUNT TYPE                                                   Account #               Balance
---------------------------------------------------------------- --------------------- ----------------------
---------------------------------------------------------------- --------------------- ----------------------
BANK OF AMERICA
---------------------------------------------------------------- --------------------- ----------------------
  Master Concentration                                               14501-09188                        0.00
---------------------------------------------------------------- --------------------- ----------------------
  Merchant                                                           14501-09189                        0.00
---------------------------------------------------------------- --------------------- ----------------------
  Moviefone                                                          14502-09192                        0.00
---------------------------------------------------------------- --------------------- ----------------------

---------------------------------------------------------------- --------------------- ----------------------
UNION BANK OF CALIFORNIA
---------------------------------------------------------------- --------------------- ----------------------
  Master Concentration                                               0700494-349                1,245,653.93
---------------------------------------------------------------- --------------------- ----------------------
  FOB Cinemastar Luxury Cinemas, Inc.                                0700494-373                    3,378.70
---------------------------------------------------------------- --------------------- ----------------------
  Merchant                                                           0700494-357                  139,485.20
---------------------------------------------------------------- --------------------- ----------------------
  Moviefone                                                          0700494-146                        0.00
---------------------------------------------------------------- --------------------- ----------------------

---------------------------------------------------------------- --------------------- ----------------------
Total                                                                                           1,388,517.83
---------------------------------------------------------------- --------------------- ----------------------

---------------------------------------------------------------- --------------------- ----------------------

              II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
                    AND OTHER PARTIES TO EXECUTORY CONTRACTS

---------------------------------------------------------------------------------------------------------------------
   CREDITOR, LESSOR, ETC.    FREQUENCY OF PAYMENTS   AMOUNT OF PAYMENT       POST-PETITION           TOTAL DUE
                                   (Mo./Qtr.)                              PAYMENTS NOT MADE
                                                                                (NUMBER)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Oceanside Mission Market            Monthly                   $57,678.10           0                   $0.00
Place (Lessor MM 13 Theater)
---------------------------------------------------------------------------------------------------------------------
Coudres Family Ptrship              Monthly                   $35,740.55           0                   $0.00
(Lessor PR 10 Theater)
---------------------------------------------------------------------------------------------------------------------
MDA - San Bernardino                Monthly                   $96,851.61           0                   $0.00
(Lessor SB20 Thtr)
---------------------------------------------------------------------------------------------------------------------
Mission Grove Theater               Monthly                   $89,050.40           0                   $0.00
Properties I&II (Lessor MG
18 Theater)
---------------------------------------------------------------------------------------------------------------------
United Title Company                Monthly                    $4,983.40           0                   $0.00
(Lessor - Corp Offices)
---------------------------------------------------------------------------------------------------------------------
Union Bank of California            Monthly                   $57,472.22           0                   $0.00
($2,000,000 loan, principal
and interest)
---------------------------------------------------------------------------------------------------------------------
Midland Loan Services               Monthly                   $17,646.36           4                 $17,646.36
(Mortgage Note on Chula
Vista Property)
---------------------------------------------------------------------------------------------------------------------
Union Bank of California            Monthly                      $646.80           0                   $0.00
(Auto Lease)
---------------------------------------------------------------------------------------------------------------------


                              III. TAX LIABILITIES

------------------------------------------------------------------------------------ ------------------------
FOR THE REPORTING PERIOD:
------------------------------------------------------------------------------------ ------------------------
         GROSS SALES SUBJECT TO SALES TAX                                                         125,648.99
------------------------------------------------------------------------------------ ------------------------
         TOTAL WAGES PAID                                                                         173,914.88
------------------------------------------------------------------------------------ ------------------------

--------------------------------------- ----------------------- ---------------------- ----------------------
                                         TOTAL POST-PETITION      AMOUNT DELINQUENT       DATE DELINQUENT
                                            AMOUNTS OWING                                   AMOUNT DUE
--------------------------------------- ----------------------- ---------------------- ----------------------

--------------------------------------- ----------------------- ---------------------- ----------------------
FEDERAL WITHHOLDING
--------------------------------------- ----------------------- ---------------------- ----------------------
STATE WITHHOLDING
--------------------------------------- ----------------------- ---------------------- ----------------------
FICA-EMPLOYER'S SHARE
--------------------------------------- ----------------------- ---------------------- ----------------------
FICA - EMPLOYEE'S SHARE
--------------------------------------- ----------------------- ---------------------- ----------------------
FEDERAL UNEMPLOYMENT
--------------------------------------- ----------------------- ---------------------- ----------------------
STATE WITHHOLDING
--------------------------------------- ----------------------- ---------------------- ----------------------
SALES AND USE                                         9,423.66                   0.00
--------------------------------------- ----------------------- ---------------------- ----------------------
REAL PROPERTY                                        17,445.59              17,445.59         4/10/01
--------------------------------------- ----------------------- ---------------------- ----------------------
OTHER (SPECIFY)
--------------------------------------- ----------------------- ---------------------- ----------------------

--------------------------------------- ----------------------- ---------------------- ----------------------
TOTAL                                                26,869.25              17,445.59
--------------------------------------- ----------------------- ---------------------- ----------------------

              IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE


---------------------------- ------------------------------- ------------------------------------------------
                                                                          ACCOUNTS RECEIVABLE
                                   ACCOUNTS PAYABLE *        ------------------------ -----------------------
                                  (POST-PETITION ONLY)            Pre-Petition            Post-Petition
---------------------------- ------------------------------- ------------------------ -----------------------
30 days or less                                   93,646.36
---------------------------- ------------------------------- ------------------------ -----------------------
31-60 days                                        15,430.68
---------------------------- ------------------------------- ------------------------ -----------------------
61-90 days
---------------------------- ------------------------------- ------------------------ -----------------------
91-120 days
---------------------------- ------------------------------- ------------------------ -----------------------
Over 120 days
---------------------------- ------------------------------- ------------------------ -----------------------
TOTALS:                                          109,077.04
---------------------------- ------------------------------- ------------------------ -----------------------

                              V. INSURANCE COVERAGE

----------------------- --------------------- -------------------- --------------------- --------------------
                          NAME OF CARRIER     AMOUNT OF COVERAGE    POLICY EXPIRATION       PREMIUM PAID
                                                                           DATE               THROUGH:
----------------------- --------------------- -------------------- --------------------- --------------------
General Liability       Royal Insurance of        $2,000,000             10/14/01              5/14/01
                        America
----------------------- --------------------- -------------------- --------------------- --------------------
Umbrella Liability      St. Paul's                $10,000,000            10/14/01              5/14/01
                        Insurance Company
----------------------- --------------------- -------------------- --------------------- --------------------
Automobile Liability    Royal Insurance of        $1,000,000             10/14/01              5/14/01
                        America
----------------------- --------------------- -------------------- --------------------- --------------------
Directors & Officers    National Union Fire       $5,000,000             6/20/01               5/14/01
Liability               Insurance Company
----------------------- --------------------- -------------------- --------------------- --------------------
Workers Compensation    State (of CA)              Variable                n/a                 5/14/01
                        Compensation
                        Insurance Fund
----------------------- --------------------- -------------------- --------------------- --------------------
Property                Royal Insurance of        $35,212,960            10/14/01              5/14/01
                        America
----------------------- --------------------- -------------------- --------------------- --------------------
Vacant Property         Royal Indemnity           $1,500,000             12/14/01              5/14/01
                        Company
----------------------- --------------------- -------------------- --------------------- --------------------
Foreign Package         ACE USA                   $1,000,000             10/15/01              5/14/01
----------------------- --------------------- -------------------- --------------------- --------------------



                    VI. UNITED STATES TRUSTEE QUARTERLY FEES
                                (TOTAL PAYMENTS)

------------------- ------------------- --------------- ----------------- ----------------- -----------------
   Qtrly Period           Total           Qtrly Fees       Date Paid        Amount Paid     Qtrly Fee Still
      Ending          Disbursements                                                              Owing
------------------- ------------------- --------------- ----------------- ----------------- -----------------
     3/31/01              3,552,815.00        8,000.00      5/17/01               8,000.00              0.00
------------------- ------------------- --------------- ----------------- ----------------- -----------------

------------------- ------------------- --------------- ----------------- ----------------- -----------------

------------------- ------------------- --------------- ----------------- ----------------- -----------------

* POST-PETITION ACCOUNTS PAYABLE SHOULD NOT INCLUDE PROFESSIONALS' FEES AND EXPENSES WHICH HAVE BEEN INCURRED BUT NOT YET AWARDED BY THE COURT. POST-PETITION ACCOUNTS PAYABLE SHOULD INCLUDE PROFESSIONALS' FEES AND EXPENSES AUTHORIZED BY COURT ORDER BUT WHICH REMAIN UNPAID AS OF THE CLOSE OF THE PERIOD OF THE REPORT.

               VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)

                                                       Cumulative
                               Current Month           Post-Petition
                               ---------------         -----------------
Admission Revenue                         793,876                3,453,391
Concession Revenue                        313,506                1,325,310
Video Revenue                              18,236                   70,929
Screen Advertising                          8,333                   30,460
Other Revenues                              1,727                    8,468
---------------------------------------------------------------------------
Theater Revenue                         1,135,678                4,888,558

Film Rental Expense                       395,378                1,720,441
Concession COGS                            47,199                  192,136
---------------------------------------------------------------------------
Theater Cost of Goods Sold                442,577                1,912,577

---------------------------------------------------------------------------
Theater Gross Margin                      693,101                2,975,981
---------------------------------------------------------------------------

Salaries                                  125,683                  501,064
Payroll Taxes                              14,012                   57,225
Rent Expense                              268,118                1,195,483
CAM Expense                                30,135                  127,210
Utility Expense                            63,190                  255,667
Advertising Expense                        21,708                   80,283
Co-op Advertising Expense                   2,281                   17,156
Repairs & Maint Expense                    11,434                   52,606
Janitorial Services                        18,252                   90,655
Janitorial Supplies Expense                 8,730                   24,035
Insurance Expense                          11,580                   69,410
Property Taxes                             27,325                  112,983
Security Expense                            2,709                   18,308
Travel & Entertainment                        351                    1,581
Vehicle Expense                                 0                        0
Supplies Expense                           14,915                   32,696
Banking Fees                                3,222                   25,799
Equipment Rental Expense                    1,458                    5,450
Outside Services Expense                        7                    1,507
Other Theater Expense                       7,546                   37,311
Pre-Opening Expense                             0                        0
---------------------------------------------------------------------------
Theater Operating Expenses                632,653                2,706,429

---------------------------------------------------------------------------
Operating Income                           60,448                  269,552
---------------------------------------------------------------------------

General & Administrative Expens            57,791                  363,303
Deprec & Amortization                     209,927                  874,858
Interest Expense                           45,618                  191,855
Interest/Dividend Income                      (0)                 (16,905)
Taxes                                         482                    1,925
Non-Recurring Income/Expense                    0                 (90,000)
---------------------------------------------------------------------------
Non-Operating (Income)/Expense            313,818                1,325,036

---------------------------------------------------------------------------
Net Income                              (253,370)              (1,055,484)
===========================================================================

                    VIII. BALANCE SHEET (ACCRUAL BASIS ONLY)

                                                    Current Month End
                                                    -----------------
Cash                                                            1,469,373
Accts Receivable                                                 (13,109)
Conc Inventory                                                     36,281
Concession Rebates                                                  8,091
Supplies Inventory                                                  9,777
Prepaids                                                          528,644
--------------------------------------------------------------------------
Current Assets                                                  2,039,056

Fixed Assets                                                   24,490,280
Accumulated Depreciation                                     (13,341,948)
--------------------------------------------------------------------------
Net Fixed Assets                                               11,148,332

Deposits-Leases                                                    43,789
Deposits-Concession                                                   965
Deposits                                                              200
Investment CLT SA de CV                                            22,875
Investment in Mexico                                              339,643
Goodwill - Mexico                                               (136,089)
--------------------------------------------------------------------------
Other Assets                                                      271,383

-------------------------------------------------------------------------
Assets                                                         13,458,770
==========================================================================

Accounts Payable                                                2,202,841
Accrued Payroll                                                   236,312
Other Accruals                                                    651,654
Deferred Revenue                                                  473,835
Concession Advances                                                38,900
Short Term Notes Payable                                                0
--------------------------------------------------------------------------
Current Liabilities                                             3,603,542

Capital Leases                                                   (10,401)
Credit Facility Debt                                            2,210,000
Notes Payable                                                   1,717,721
--------------------------------------------------------------------------
Debt and Capital Leases                                         3,917,321

Deferred Rent Accrual                                           4,170,530
Intercompany Accounts                                           2,263,755
--------------------------------------------------------------------------
Long-Term Liabilities                                           6,434,285

Common Stock                                                       62,892
Additional Paid In Capital                                     29,642,292
Treasury Stock                                                          0
Retained Earnings                                            (26,278,047)
Current Year Retained Earnings                                (3,923,514)
Current Year Dividends                                                  0
--------------------------------------------------------------------------
Shareholders' Equity                                            (496,377)

--------------------------------------------------------------------------
Liabilities & Equity                                           13,458,770
==========================================================================

              STATEMENT OF CASH FLOWS (Supplement to Balance Sheet)


                                                         Current Month
                                                         -------------
CASH FLOW FROM OPERATIONS
Net Income / (Loss)                                                (255,032)
Depreciation & Amortization                                          209,927
Non-Cash Interest Expense                                                  0
Deferred Rent                                                         13,950
Changes in Operating Assets & Liabilities:
   Change in Current Assets                                         (24,840)
   Change in Other Assets                                                  0
   Change in Accounts Payable                                      (259,526)
   Change in Other Liabilities                                       106,617
-----------------------------------------------------------------------------
Net Cash Provided By / (Used In) Operations                        (208,905)

CASH FLOW FROM INVESTING ACTIVITIES
Purchase of Property                                                       0
Sale of Property                                                           0
-----------------------------------------------------------------------------
Net Cash Provided By / (Used In) Investing Activities                      0

CASH FLOW FROM FINANCING ACTIVITIES
Payment of Debt & Capital Lease Obligations                         (35,000)
Proceeds from Debt Issuance / Drawdown                                     0
Proceeds from Issuance of Common Stock                                     0
-----------------------------------------------------------------------------
Net Cash Provided By / (Used In) Financing Activities               (35,000)

-----------------------------------------------------------------------------
Net Increase / (Decrease) in Cash                                  (243,905)
-----------------------------------------------------------------------------

Beginning of Period Cash Balance                                   1,713,278
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
End of Period Cash Balance                                         1,469,373
=============================================================================

                                IX. QUESTIONNAIRE

1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as has been authorized by the court?

     No  X

     Yes

     Explain:

2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals or other insiders without appropriate authorization?

     No  X

     Yes

     Amount, to whom, and for what period:

3. State what progress was made during the reporting period toward filing a plan of reorganization: n/a

4. Describe potential future events which may have a significant impact on the case.

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6. Did you receive any exempt income this month, which is not set forth in the operating report?

     No  X

     Yes

     If yes, please set forth the amounts and the source of the income.

I, DONALD H. HARNOIS, JR., CHIEF FINANCIAL OFFICER, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: May 17, 2001
                                      s/ Donald H. Harnois, Jr.
                                      -------------------------------------
                                      Principal for debtor-in-possession